File 497(e)
                                                              File Nos.: 2-85378
                                                                        811-3462

SUPPLEMENT DATED APRIL 5, 2004
TO PROSPECTUS DATED APRIL 30, 2003

     The accompanying Prospectus of The Flex-funds (the "Trust") dated April 30, 2003 (the "Prospectus") lists The Dreyfus Corporation ("Dreyfus") as sector adviser to the goods and services sector of The Highlands Growth Fund(R) (the "Fund").

     Effective April 5, 2004, Sector Capital Management, L.L.C. has selected, with the approval of the Trustees of the Trust, Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow") as sector adviser to manage also the assets of the Fund representing the goods and services sector. Accordingly, the paragraph headed "The Dreyfus Corporation" on page 35 of the Prospectus is deleted in its entirety and replaced by the following paragraph:

               BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. serves as sector adviser to the consumer durable and non-durable sectors and goods and services sector of the Highlands Growth Fund(R). Barrow is a registered investment adviser that has been providing investment services to banks; investment companies; pension and profit sharing plans; charitable organizations and corporations since 1979. As of December 31, 2003, Barrow managed approximately $30.5 billion in assets. Jane Gilday, CFA, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Highlands Growth Fund(R) allocated to Barrow. Ms. Gilday worked as a securities analyst at Hancock Institutional Equity Services and Advest, Inc. Ms. Gilday has served as a portfolio manager and Principal for Barrow since 1998. Barrow's principal executive offices are located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204-2429.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.